Vessels (Predecessor)	11 Months Ended	12 Months Ended
	Nov. 29, 2021	Dec. 31, 2023
Vessels, Net [Abstract]
Vessels
5. Vessels, net

The amounts reflected in “Vessels, net” in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2021	$46,082	$(354)	$45,728
-Vessel acquisitions	22,000	-	22,000
-Additions for improvements	694	-	694
- Depreciation for the year	-	(4,750)	(4,750)
Balance, December 31, 2022	$68,776	$(5,104)	$63,672
-Vessel acquisition	14,064	-	14,064
-Additions for improvements	304	-	304
- Depreciation for the year	-	(6,940)	(6,940)
Balance, December 31, 2023	$83,144	$(12,044)	$71,100

Vessel acquisitions

In June 2022, Darrit entered into a memorandum of agreement, as amended, to purchase from DSI, the Capesize dry bulk carrier M/V Baltimore, for the purchase price of $22,000 pursuant to the right of first refusal granted by DSI (Notes 3(c) and 7(c)). The vessel was delivered to the Company on September 20, 2022.

In February 2023, Fiji entered into a memorandum of agreement, as amended, to purchase from DSI, the Panamax dry bulk carrier M/V Melia, for the purchase price of $14,000 pursuant to the right of first refusal granted by DSI (Notes 3(c) and 7(c)). The vessel was delivered to the Company on February 8, 2023. Predelivery expenses amounted to $64.

Vessel improvements

Vessel improvements mainly relate to the implementation of ballast water treatment system and other works necessary for the vessels to comply with new regulations and be able to navigate to additional ports. During 2023 and 2022, the additions to vessels’ cost amounted to $304 and $694, respectively.

Change in scrap rate estimate

Effective July 1, 2023, the Company changed the estimated scrap rate of all of its vessels from $250 per lightweight ton to $400 per lightweight ton. This change was made because the historical scrap rates over the past ten years have increased and as such the $250 rate was no longer considered representative. For 2023, this increase in the vessels’ salvage value has reduced depreciation and net loss by approximately $917 and basic and diluted loss per share by approximately $0.28 and $0.27, respectively.

OceanPal Inc. Predecessors [Member]
Vessels, Net [Abstract]
Vessels
4. Vessels
On December 24, 2019, Darien Compania Armadora S.A. entered into a Memorandum of Agreement to sell to an unaffiliated third party the vessel Calipso, for a sale price of $7,275,000 before commissions. On December 31, 2019, the vessel was measured at the lower of its carrying amount or fair value less costs to sell and was classified in current assets as Vessel held for sale, according to the provisions of ASC 360, as all criteria required for this classification were then met.
The classification of Calipso as held for sale on December 31, 2019 resulted in impairment of $3,047,978 including the write off of the unamortized drydocking costs as the vessel was measured at the lower of its carrying value and fair value (sale price) less costs to sell and is separately presented in “Vessel impairment charges” in the accompanying 2019 combined carve-out statement of comprehensive income / (loss).
In February 2020, the buyers of Calipso elected to exercise their right to cancel the contract as a result of the vessel’s missing the cancelling date due to unforeseen events, unrelated to the condition of the vessel. Following this cancelation of the memorandum of agreement, on March 8, 2020, the vessel was withdrawn from the market as per management’s decision and was recorded at its fair value at that date, amounting to $7.33 million, as held and used, according to the provisions of ASC 360. The vessel’s fair value was determined through Level 2 inputs of the fair value hierarchy by taking into consideration a third party valuation which was based on the last done deals of sale of vessels with similar characteristics, such as type, size and age. The valuation of the vessel at fair value resulted in a gain of $200,500 separately presented in “Vessel fair value adjustment” in the 2020 accompanying combined carve-out statement of comprehensive income / (loss).
The amounts reflected in Vessels, net in the accompanying combined carve-out balance sheet as of December 31, 2020 are analyzed as follows:
	Accumulated
	Vessel Cost	Depreciation	Net Book Value
Balance, December 31, 2019	$38,600,196	$(13,139,306)	$25,460,890
– Additions for improvements	1,474,965	—	1,474,965
– Vessel fair value adjustment	200,500	—	200,500
– Vessel transferred from held for sale	7,129,500	—	7,129,500
– Depreciation for the period	—	(2,016,556)	(2,016,556)
Balance, December 31, 2020	$47,405,161	$(15,155,862)	$32,249,299

Vessels’ depreciation expense for the period from January 1, 2021 through November 29, 2021, and for the years ended December 31, 2020 and 2019, amounted to $1.97 million, $2.02 million, and $2.27 million, respectively, and is included in “Depreciation and amortization of deferred charges” in the accompanying combined carve-out statements of operations and comprehensive income/(loss).